EXHIBIT 10.62

                               FIFTH AMENDMENT TO
                             STANDARD OFFICE LEASE

      THIS FIFTH AMENDMENT, is made and entered into this 9th day of February, 2006 by and between 2221 BIJOU, LLC, a Colorado Limited Liability Company (hereafter "Lessor") and AMERICAN TELECONFERENCING SERVICES, LTD., a Missouri corporation, d/b/a PREMIERE GLOBAL SERVICES (hereafter "Lessee").

      WITNESSETH, THE FOLLOWING RECITALS:

      WHEREAS, on May 23, 1996, the parties entered into a Standard Office Lease (which Standard Office Lease included Addendums dated July 18, 1996 and October 4, 1996) wherein Lessor agreed to lease to Lessee 50,470 square feet (hereafter "SF") in the Chidlaw Building located at 2221 East Bijou Street, Colorado Springs, Colorado 80909, commencing September 1, 1996; the terms of which Standard Office Lease and Addendums are incorporated herein by reference;

      WHEREAS, on May 5, 1998, the parties entered into a First Amendment to Standard Office Lease wherein Lessor agreed to lease to Lessee an additional 4,400 rentable square feet (hereafter "RSF") in the upper level of said building; the terms of which are incorporated herein by reference;

      WHEREAS, on May 5, 1998, the parties entered into a Second Amendment to Standard Office Lease wherein Lessor agreed to lease to Lessee 50,825 RSF in the lower level of said building; the terms of which are incorporated herein by reference; and

      WHEREAS, on September 9, 1999, the parties entered into a Third Amendment to Standard Office Lease, the terms of which are incorporated herein by reference; wherein the lease term concerning the 50,825 RSF leased by Lessee under the terms of the Second Amendment to Standard Office Lease was divided into two areas consisting of 19,876 RSF of "Improved Space" and 30,949 RSF of "Unimproved Space" and Lessee extended and modified the terms of each of said spaces in the following manner, to-wit:

      IMPROVED SPACE: The lease term for the 19,876 RSF of Improved Space was extended to August 31, 2006 so as to be made co-terminus with Lessee's upper level space leased in the building pursuant to the Standard Office Lease and First Amendment to Standard Office Lease as referenced in the first two recitals herein; for the base NNN rent set forth in Article 3 of said Third Amendment to Standard Office Lease; and

      UNIMPROVED SPACE: The lease term for the 30,949 RSF Unimproved Space then containing a termination date of May 14, 2001 was not modified by Lessee was given the right to extend the term for said Unimproved Space to August 31, 2006 so as to be co-terminus with other leases, provided that Lessee elected to do so by written notice to Lessor prior to May 14, 2001 and wherein the base NNN rent was set forth in Article 3 of said Third Amendment to Standard Office Lease,

and

      WHEREAS, effective May 15, 2001, Lessee did provide Lessor with proper written notice thereby extending the lease term of the Unimproved Space of 30, 949 RSF in the lower level of the building with a Lease Termination Date of August 31, 2006; and

      WHEREAS, effective March 1, 2005, the parties entered into a Fourth Amendment to Standard Office Lease wherein Lessor agreed to lease to Lessee an additional 2,296 RSF in the lower level of said building (the former McLeod USA Remote Switching Facility) for a Lease Term commencing March 1, 2005 and terminating August 31, 2006, and

      WHEREAS, effective as of the 1st day of September, 2006 ("Effective Date"), Lessee desires to modify the area of its Leased Premises in the upper and lower levels of the building to a total of 115,009 RSF and to extend the Lease Term from September 1, 2006 through August 31, 2010; all which Leased Premises shall as of said Effective Date be as depicted on the Floor Plans attached hereto and incorporated herein as Exhibit A-1 and A-2, and

      WHEREAS, Lessor desires to modify the Leased Premises and the Lease Term according to Tenant's desires.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, covenants and undertakings hereafter, the parties desire to enter into this Fifth Amendment to Standard Office Lease and hereby agree to the following terms, to-wit:

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


                              REMAINING LEASE TERM
                              --------------------

      During the Remaining Lease Term which expires on August 31, 2006, the parties agree that the Leased Premises shall remain unchanged and shall continue to be subject to and governed by the terms, conditions and covenants of the Standard Office Lease, Addendums thereto and the First, Second, Third and Fourth Amendments thereto; which terms are herein adopted by reference as if fully set forth herein.

      Notwithstanding  the  foregoing,  the  parties  agree  that the  Operating
Expenses paid by Lessee in calendar year 2005 were based on a rate of $2.94/RSF/Year for actual 2004 calendar year Operating Expenses. Lessee shall be deemed to be current on all Operating Expenses accrued and paid through December 31, 2004. Lessee shall further be deemed to have paid Operating Expenses at the rate of $2.94/RSF/Year for calendar year 2005 Operating Expenses. The 2005 Operating Expenses paid by Lessee at the rate of $2.94/RSF/Year shall, however, be subject to audit adjustment for Lessor's actual 2005 Operating Expenses pursuant to Articles 2.02 and 2.03 of the Standard Office Lease.

           EXTENDED LEASE TERM (SEPTEMBER 1, 2006 TO AUGUST 31, 2010)
           ----------------------------------------------------------

                  During the following Extended Lease Term and any Renewals thereof and except as otherwise hereinafter provided, the parties agree that the Leased Premises described herein shall be subject to the terms, conditions and covenants of the Standard Office Lease, Addendums thereto and the First, Second, Third and Fourth Amendments thereto; which terms are adopted by reference as if fully set forth herein.

      The "Effective Date: for the following terms shall be September 1, 2006.


      1. MODIFIED LEASED PREMISES. As of the "Effective Date," the "Leased Premises" for all of Lessee's rented space in the building shall be defined and identified as follows, to-wit:

            115,009 RSF, CONSISTING OF THE AREAS DEPICTED ON THE "FLOOR PLANS" ATTACHED HERETO AND INCORPORATED HEREIN AS EXHIBITS A-1 AND A-2

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


      2. EXTENDED LEASE TERM. The Lease Term for the entire "Leased Premises" consisting of 115,009 RSF shall commence on the Effective Date or September 1, 2006 and shall terminate on August 31, 2010.


      3. BASE RENT SCHEDULE. The Base Rent Schedule for the "Leased Premises" consisting of 115,009 RSF shall be according to the following Base Rent Schedule. Lessee shall pay to Lessor the monthly base NNN rent set forth in said Schedule on or before the first (1st) day of each month during the extended lease term.

--------------------------------------------------------------------------------

                               BASE RENT SCHEDULE

--------------------------------------------------------------------------------
                        BASE NNN                      MONTHLY          ANNUAL
       YEAR          RENT/RSF/YEAR       RSF         NNN RENT         NNN RENT
--------------------------------------------------------------------------------

1. 9/1/06-8/31/07        $8.00         115,009      $76,672.67       $920,072.00

2. 9/1/07-8/31/08        $8.25         115,009      $79,068.69       $948,824.25

2. 9/1/08-8/31/09        $8.50         115,009      $81,464.71       $977,576.50

2. 9/1/09-8/31/10        $8.75         115,009      $83,860.73     $1,006,328.75


TRIPLE NET INTENT. It is the purpose and intent of Lessor and Lessee that the base rent provided in the above schedule shall be absolutely net to Lessor, and that Lessee shall pay, AS ADDITIONAL RENT, without notice or demand, and without abatement, deduction or setoff and save Lessor harmless from and against, all prorated Operating Expenses in the manner and as defined in Article 2.02 and
2.03 of the Standard Office Lease. Any future audit adjustment for the period of January 1, 2006 through August 31, 2006 shall be based on the existing RSF of 107,991 RSF. Any future audit adjustment for the period of September 1, 2006 through December 31, 2006 shall be based upon the Modified Leased Premises of 115,009 RSF. If lessee is required to make any payment or incur any expense as provided in this Lease and fails to do so, then Lessor, at its option, may make the payment or incur the expense on Lessee's behalf, and the cost thereof shall be charged to Lessee as additional rent and shall be due and payable by Lessee in accordance with Article 2.02 of the Standard Office Lease.


      4. LESSEE'S RIGHT TO GIVE-BACK SPACE. Lessee shall have the Option to give-back the "Give-Back Space" located in the center of its Lower Level Leased Premises, and as depicted on Exhibit A-2, at any time during the Extended Lease Term by providing Lessor with sixty (60) days prior written notice; which notice can be provided as early as July 1, 2006. Upon exercising its Option, Lessee shall be obligated to complete the Lease Improvements identified hereafter in
Article 7, Subparagraph (1) and (2). Upon completion of said Lease Improvements, the

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


Leased Premises  shall be  adjusted  downward  by 18,860  USF and 19,803 RSF and
Lessee's  Base  Rent  and  Operating  Expense   obligations  shall  be  adjusted
accordingly.


      5. OPTION TO RENEW. Lessor hereby grants to Lessee an option to renew the entire Leased Premises of 115,009 RSF or the Leased Premises calculated after any exercise of Lessee's Give-Back Space Option, for one (1) additional four (4) year or forty-eight (48) month term commencing September 1, 2010 and terminating August 31, 2014. To exercise the option to renew and extend the Lease, Lessee shall provide written notice to Lessor posted or delivered not less than three hundred sixty-five (365) days prior to end of the Modified Lease Term, or by August 31, 2009. Should Lessee not timely exercise the option to renew by written notice as aforesaid, Lessor shall be entitled to advertise and show the Leased Premises during the final three hundred sixty-five (365) days of the expiring term and Lessee shall reasonably cooperate with Lessor's re-rental efforts provided that such advertisement and showings do not unreasonably interfere with Lessee's use and quiet enjoyment of the premises. Twenty-four
(24) notice to show the premises to a prospective tenant shall be considered reasonable.

      a. BASE RENT SCHEDULE DURING RENEWAL TERM. During the Renewal Term, the Base Rent for the Leased Premises consisting of 115,009 RSF (or the adjusted RSF if any Give-Back Space Option is exercised) to be paid in the same manner as during the initial term shall be as follows:

--------------------------------------------------------------------------------

                    BASED RENT SCHEDULE DURING RENEWAL TERM

--------------------------------------------------------------------------------
                        BASE NNN                      MONTHLY          ANNUAL
       YEAR          RENT/RSF/YEAR       RSF         NNN RENT         NNN RENT
--------------------------------------------------------------------------------

1. 9/1/10-8/31/11        $9.00         115,009      $86,256.75     $1,035,081.00

2. 9/1/11-8/31/12        $9.25         115,009      $88,652.77     $1,063,833.25

3. 9/1/12-8/31/13        $9.50         115,009      $91,048.79     $1,092,585.50

4. 9/1/13-8/31/14        $9.75         115,009      $93,444.81     $1,121,337.75


      b. TRIPLE NET INTENT. It is the purpose and intent of Lessor and Lessee that the base rent provided in the above schedule shall be absolutely net to Lessor, and that Lessee shall pay, AS ADDITIONAL RENT, without notice or demand, and without abatement, deduction or setoff and save Lessor harmless from and against, all prorated operating expenses in the manner and as defined in Article 2.02 and
            2.03 of the Standard Office Lease. If Lessee is required to make any payment or incur any expense as provided in this Lease and fails to do so, then Lessor, at its option, may

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


            make the payment or incur the expense on Lessee's behalf, and the cost thereof shall be charged to Lessee as additional rent and shall be due and payable by Lessee in accordance with Article 2.02 of the Standard Office Lease.


      6. ASSIGNABILITY OF LEASE BY LESSEE. Lessee shall not assign, in whole or in part, this Lease consisting of the Standard Office Lease, all Addendums and Amendments thereto, or allow it to be assigned, in whole or in part, by operation of law or otherwise (other than a transfer or a majority interest of stock, merger or dissolution, which transfer of majority interest of stock, merger or dissolution shall not be deemed an Assignment) or mortgage or pledge the same, or sublet the Leased Premises, in whole or in part, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed, and in no event shall any such Assignment or Sublease ever release Lessee or any Guarantor from any obligation or liability hereunder.

      Notwithstanding the foregoing, Lessee shall have the unrestricted right, at any time during the term or the renewal term, without Lessor's approval, to assign the Lease or to sublease all or any portion of the Premises to any parent, subsidiary or affiliated company of Lessee, or to assign or sublet a portion of the space to a customer when such subletting or license shall be solely for the purpose of permitting the installation or operation of telecommunications equipment. In no event shall any assignment or sublease ever release Lessee or any Guarantor from any obligation or liability hereunder.

      Should Lessee enter into an agreement for the sale of substantially all of its assets in a purchase and sale transaction deemed an asset sale rather than a stock sale, Lessee shall obtain the prior written consent of Lessor to assign the Lease to the entity purchasing the assets, which consent shall not be unreasonably withheld or delayed and which assignment shall require the approval of Lessor's mortgagee pursuant to the terms of existing security documents. Should Lessee request a release of its liability upon approval of assignment of the Lease to a purchasing entity, Lessor shall not be obligated to release Lessee from liability should Lessor or its mortgagee reasonably deem itself to be insecure based on the purchasing entity's financial qualifications.


      7. LEASE IMPROVEMENTS. Lessee accepts the "Leased Premises" in As-Is condition and Lessee shall be solely responsible to build-out any unfinished portions of the Leased Premises which currently exit; all in accordance with plans and specifications to be agreed upon by the parties in the manner as set forth in Article 6.01 of the Standard Office Lease. Lessee shall select and contract with the general contractor for any tenant improvements subject to Lessor's right to reject the contractor upon reasonable grounds. A standard AIA stipulated sum contract shall be used and which shall be agreed upon by Lessor and Lessee. David Weesner of Weesner & Associates shall act as "Landlord's Architect" who shall approve the plans and specifications, work order changes, and otherwise protect Lessor's financial interests. All costs, not to exceed $2,000.00 associated with architect, David Weesner's compliance duties shall be paid by Lessee. Lessee shall timely make all payments to the contractor or contractors as required in the AIA contract. Prior to commencing any improvements, Lessee shall provide Lessor with a Sworn Construction Statement and with contractor's Certificates of Insurance. Lessee shall hold Lessor harmless and indemnify Lessor from any obligation to Lessee's contractors.

      Lessee understands that currently unfinished portions of the Leased Premises are subject to use and occupancy limits imposed under City of Colorado Springs and Building Code Requirements. The following provisions shall apply to future improvements thereof, to-wit:

      (1) Should Lessee elect, at its sole option, to finish the Give-Back Space identified on Exhibit A-2 in the Lower Level of the Leased Premises, Lessee shall be obligated, at its sole expense, to construct the hallway leading from the center stairway of said Lower Level to the Building Telephone Equipment Room; which hallway shall be constructed as depicted in the partial Lower Level Floor Plan attached as Exhibit A-2(1). Upon completion thereof, the hallway and Telephone Equipment Room shall become a Building Common Area and the area thereof; or 692 USF/727 RSF shall be deleted from Lessee's Leased Premises and the Base Rent and Operating Expense obligations of Lessee shall be reduced accordingly.

      (2) Should Lessee elect to exercise its Give-Back Option as hereinbefore provided, Lessee shall be obligated, at its sole expense, to construct the hallway leading from the center stairway of said Lower Level to the Building Telephone Equipment Room as referenced above and to also complete the hallway leading from said room to the center hallway of the Lower Level of the Building all as depicted on Exhibit A-2. Upon completion, the entire hallway, including the hallway to the Telephone Equipment Room and the Telephone Equipment Room shall become a Building Common Area and the entire area thereof or 2,413 USF/2,534 RSF shall be deleted from Lessee's Leased Premises and the Base Rent and Common Expense obligation of Lessee shall be reduced accordingly.

      (3) Lessee understands that the Northerly demising wall dividing its Lower Level Leased Premises and the currently vacant Leased Premises located Northerly thereof is not completed. Lessee agrees that Lessor shall have no obligation during the Extended Lease Term to cause  its  completion  provided  that  Lessor,  may,  in  its  sole discretion
            and at any time during the Extended Lease Term, elect to complete the construction thereof. Within thirty (30) days after its completion and receipt of Lessor's documentation of its costs, Lessee shall reimburse Lessor for one-half (1/2) of the costs of completion (with completion costs being deemed to consist of sheetrock and tape but unfinished walls). Should Lessee elect, at its sole option, to cause the completion of the unfinished portion of said demising wall, Lessor shall reimburse Lessee for one-half (1/2) of the costs computed in the same manner within thirty (30) days after receiving verification of the costs thereof from Lessee.

For purposes of the completion of the above-referenced hallway improvement obligations, Lessee's obligation shall be to complete construction in accordance with the International Building Code, 2003 Edition, and any more stringent Pikes Peak Regional Building Code Requirements except that Lessee shall also be obligated to install a floorcovering consisting of vinyl composition tile that matches existing Building Common Area hallways as closely as reasonably practical.


      8. ELEVATOR. Lessee shall have the unconditional right to utilize the building elevator (a Building Common Area) for transporting items to include IT equipment.


      IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Standard Office Lease the dates below set forth.

LESSOR:                                LESSEE:

2221 Bijou, LLC, a Colorado Limited    American Teleconferencing Services, Ltd.,
Liability Company                      a Missouri corporation, d/b/a
                                       Premiere Global Services
By: FIELDHILL PROPERTIES, LLC,
a Minnesota limited liability company,
Its: Chief Manager


By:   /s/ Lars Akerberg                By:  /s/ Janine Seebeck
   ----------------------------------     --------------------------------------
     Lars Akerberg                          Janine Seebeck, Controller
Its: Chief Manager                     Its:
                                           -------------------------------------

Dated:   February 7, 2006              Dated:   February 9, 2006
      -------------------------------        -----------------------------------


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